NEWS RELEASE

ALASKA SILVER ANNOUNCES CLOSING OF C$7.6 MILLION PIPE FINANCING

NOT FOR DISTRIBUTION TO U.S. NEWSWIRE SERVICES. THIS NEWS RELEASE DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

TUCSON, ARIZONA, US - August 17, 2026 - Alaska Silver Corp. (the "Company" or "Alaska Silver") (TSXV: "WAM", Frankfurt: M17, OTCQX: WAMFF) is pleased to announce that, further to its news release dated August 11, 2026, the Company has closed its private investment in public equity financing (the "PIPE Financing") for aggregate gross proceeds of C$7,615,800 (approximately US$5,480,000). Pursuant to the Financing, the Company issued 13,846,910 units of the Company (the "Units") at a price of C$0.55 per Unit (the "Financing Price").

Each Unit is comprised of one common share (a "Share") and one common share purchase warrant (a "Warrant"). Each Warrant entitles the holder thereof to purchase one additional Share (a "Warrant Share") at an exercise price of C$0.75 per Warrant Share for three years from the date of issuance.

The net proceeds from the Financing will be used to expand the Company's ongoing 2026 exploration program at the Illinois Creek Project. The Company currently has a 6,000-metre drilling program underway and intends to increase the program to approximately 9,000 metres. The Company expects the expanded program to provide flexibility for additional drilling of priority targets, including Waterpump Creek and Silver Sage. The Company also intends to use the proceeds for ongoing metallurgical and technical work, baseline environmental studies and general corporate purposes.

"Our drilling this summer has advanced much faster than projected, so this financing comes at just the right time to enable our outstanding exploration team to maximize the Alaska summer and keep drilling into September, said Kit Marrs, President and CEO of Alaska Silver. "Early indications from the drilling have been encouraging and this financing will provide the opportunity for testing new targets and expanding our discoveries at Silver Sage and Water Pump Creek. It will be exciting to see what a team that is outperforming as highly as ours can do with an extended drilling season."

Crescat Capital LLC ("Crescat"), a current shareholder holding approximately 13.8% of Alaska Silver's outstanding common shares prior to the closing of the Financing, participated in the Financing to maintain its ownership interest in the Company at approximately 13.7%. Funds managed by Crescat acquired an aggregate of 1,830,910 Shares and 1,830,910 Warrants pursuant to the Financing. Crescat is an "insider" of the Company (as such term is defined under applicable Canadian securities laws) and as such, its participation in the Financing is a related-party transaction under Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions ("MI 61-101"). The Company is relying on exemptions from the minority shareholder approval and formal valuation requirements applicable to related-party transactions under sections 5.5(a) and 5.7(1)(a), respectively, of MI 61-101, as neither the fair market value of the shares purchased by Crescat nor the consideration paid exceeds 25% of the Company's market capitalization. The Company did not file a material change report more than 21 days before the expected closing of the Financing as the details of the Financing and the participation therein by Crescat was not settled until recently and the Company wished to close on an expedited basis for sound business reasons.

The Units were offered and sold to accredited investors only pursuant to exemptions from the registration requirements of the U.S. Securities Act, including Rule 506(b) of Regulation D thereunder, and in compliance with applicable Canadian securities laws, including the listed issuer financing exemption under Part 5A of National Instrument 45-106. The securities issued pursuant to the Financing are "restricted securities" as defined in Rule 144 under the U.S. Securities Act and are subject to a hold period of six months from the date of issuance for resale purposes under Rule 144 (subject to satisfaction of all other applicable conditions), as well as a four-month-and-one-day hold period under applicable Canadian securities laws.

None of the securities issued pursuant to the Financing have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws. The securities may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Company has agreed to file a resale registration statement on Form S-1 (or, if eligible, Form S-3) under the U.S. Securities Act covering the resale of all common shares issued in the Financing within 120 days following the closing of the Financing and shall use commercially reasonable efforts to have such registration statement declared effective by the SEC within 150 days following the closing date (or 180 days if the SEC conducts a full review).

The Financing remains subject to final acceptance from the TSX Venture Exchange.

About Alaska Silver

Alaska Silver is a junior exploration company focused on the discovery and development of high-grade silver, gold and critical metals assets within one of North America's major high-grade silver and critical minerals districts at their Illinois Creek (IC) Project in western Alaska. Illinois Creek is a contiguous, 100%-owned land package totaling 80,895 acres (126.4 square miles or 32,337 hectares) anchored by two resource-level mineralization zones separated by 8 km of high potential exploration ground. At the eastern end lies the high-grade silver mineralization at the Waterpump Creek zone, which hosts an Inferred Mineral Resource of 75 Moz AgEq at a grade of 279 g/t silver, 11.28% zinc and 9.87% lead1,2, that remains open to the north and south. At the western end is the historical past-producing Illinois Creek Mine that closed in 1998 and was reclaimed in 2002 due to low metal prices, leaving untouched Indicated Mineral Resources of 260,000 oz gold at 0.92 g/t Au and 8.3 Moz silver at 29.72 g/t Ag, along with Inferred Mineral Resources of 290,000 oz at 0.84 g/t Au and 10.4 Moz silver at 30.11 g/t Ag2,3. The IC Project is located approximately 38 kilometers from the Yukon River, the region's primary marine transportation corridor. Headquartered in Alaska and Arizona, Alaska Silver is led by a team with a proven track record of large-scale mine discoveries.

1 For Waterpump Creek, the formulas for AgEq are AgEq (g/t)= Ag (g/t) + 28.56 x Pb(%) + 37.12 x Zn(%) and assume metal prices of US$24/oz Ag, US$1.30/lb Zn, and US$ 1.00/lb Pb.

2 Please refer to the NI 43-101 Technical Report titled "Illinois Creek Project, Western Alaska, USA" dated February 25, 2026 (effective date of January 22, 2026).

3 For Illinois Creek, AuEq values are based only on gold and silver values using metal prices of US$3,500/oz Au and US$45/oz Ag.

Qualified Person

Patrick Donnelly, P.Geo, Executive Vice President of Alaska Silver and a Qualified Person under National Instrument 43-101, has reviewed and approved the scientific and technical information in this news release.

On behalf of the Company

"Kit Marrs"

Kit Marrs

President & CEOinfo@alaskasilver.com

Phone: 1-520-200-1667

For further information, please contact:

Patrick Donnelly

Executive Vice President

pat@alaskasilver.com

Or visit our website at: www.alaskasilver.com

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accept responsibility for the adequacy or accuracy of this release.

Forward-Looking Information and Cautionary Statements

This news release contains "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking information and forward-looking statements include, but are not limited to, statements with respect to the activities, events or developments that the Company expects or anticipates will or may occur in the future. Generally, but not always, forward-looking information and forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", or "believes" or the negative connotation thereof or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" or the negative connotation thereof. Forward-looking information and forward-looking statements in this news release relate to, among other things, the intended use of proceeds from the Financing; the Company's intention to file a resale registration statement and the anticipated timing thereof; and the Company's intention to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek.

Such forward-looking information and forward-looking statements are based on numerous assumptions, including among others, that the Company will be able to utilize the proceeds of the Financing in the manner intended; that the Company will receive final acceptance from the TSX Venture Exchange; that the Company will be able to file and have declared effective the resale registration statement; and that the Company will be able to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek. Although the assumptions made by the Company in providing forward-looking information and forward-looking statements are considered reasonable by management at the time, there can be no assurance that such assumptions will prove to be accurate and actual results and future events could differ materially from those anticipated in such information.

Important factors that could cause actual results to differ materially from the Company's plans or expectations include: market conditions; metal prices; risks relating to the Company being able to utilize the proceeds of the Financing in the manner intended; the risk that the Company will not receive final acceptance from the TSX Venture Exchange; the risk that the Company will not be able to file or have declared effective the resale registration statement on the timing anticipated or at all; the risk that the Company will be unable to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek; and those risks set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026 and the Company's public disclosure record on SEDAR+ (www.sedarplus.ca) under the Company's issuer profile. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in the forward-looking information or forward-looking statements or implied by forward-looking information or forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking information or forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking information or forward-looking statements. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking information, forward-looking statements, or financial outlook, except in accordance with applicable securities laws. Any forward-looking information or forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.